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                                                                   EXHIBIT 10.71
Memorandum

To:   Pat Kane
From: John F. Fuini
Date: Thursday, June 21, 2001
RE:   John F. Fuini's ADC Investment and Default Compensation Repayment
cc:   Nick Yocca Jr., Barry Sugden

Attached is repayment schedule for ADC's delinquent indebtedness. It is an attempt to ease ADC's debt burden by the following:

1. Spreading the payments over 3 years.
2. Establishing a Balloon Payment at the end of 3 years.
3. Setting lower increasing monthly payments during the first year with fixed monthly payments for the 2nd and 3rd years.
4. Conversion of a significant portion of the indebtedness to ADC stock.
5. Having the option to convert the scheduled payment portion of the indebtedness to stock at anytime at $1.00 per share.


/s/ JF
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            John F. Fuini's ADC Investment and Default Compensation
                   Repayment Schedule per 6/21/01 Memorandum
                         Date: Thursday, June 21, 2001

$427,500 Debt to Stock
$527,500 Debt to Installment Note

                                Installment Note

Year 1
------
August 1, '01        $2,500 per month
September 1, '01      2,500 per month
October 1, '01        2,500 per month
November 1, '01       2,500 per month
December 1, '01       5,000 per month
January 1, '02        5,000 per month
February 1, '02       5,000 per month
March 1, '02          5,000 per month
April 1, '02          7,500 per month
May 1, '02            7,500 per month
June 1, '02           7,500 per month
July 1, '02           7,500 per month

Year 2
------
August 1, '02        $10,000 per month
September 1, '02      10,000 per month
October 1, '02        10,000 per month
November 1, '02       10,000 per month
December 1, '02       10,000 per month
January 1, '03        10,000 per month
February 1, '03       10,000 per month
March 1, '03          10,000 per month
April 1, '03          10,000 per month
May 1, '03            10,000 per month
June 1, '03           10,000 per month
July 1, '03           10,000 per month

Year 3
------
August 1, '03        $10,000 per month
September 1, '03      10,000 per month
October 1, '03        10,000 per month
November 1, '03       10,000 per month
December 1, '03       10,000 per month
January 1, '04        10,000 per month
February 1, '04       10,000 per month
March 1, '04          10,000 per month
April 1, '04          10,000 per month
May 1, '04            10,000 per month
June 1, '04           10,000 per month
July 1, '04           10,000 per month

Year 4 -- Balloon Due
---------------------
August 1, '04        $227,500


              Year 1         Year 2         Year 3         Year 4
              ------         ------         ------         ------
              $60,000        120,000        120,000        227,500
Sub Totals:                   60,000        180,000        300,000
Totals:                     $180,000       $300,000       $527,500

/s/ JF
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Memorandum

To:  Nick Yocca, Jr.

From: John F. Fuini

Date: Thursday, June 21, 2001

RE: Repayment Schedule Open Items for Discussion

CC:  Pat Kane


1.  Interest Rate
2.  Default Penalty on Note Portion
3.  Effect of Reverse Stock Split on Debt Conversion
4.  Stock Registration on Debt Conversion